UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06604

Dreyfus BASIC Money Market Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	02/28(29)
Date of reporting period:	02/28/2019

FORM N-CSR

Item 1.          Reports to Stockholders.

Dreyfus BASIC Money Market Fund, Inc.

SEMIANNUAL REPORT

August 31, 2019

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus BASIC Money Market Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus BASIC Money Market Fund, Inc., covering the six-month period from March 1, 2019 through August 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. equity markets experienced a rally during the first several months of 2019, which was a welcome reprieve after the volatility experienced in the fourth quarter of 2018. The recovery was stoked by comments made by the U.S. Federal Reserve (the “Fed”), indicating its willingness to slow the pace of interest-rate increases. In May, escalating trade tensions disrupted equity market progress, causing stock prices to pull back. The dip was short-lived, as markets rose once again in June. However, despite supportive central bank policies, recurring trade disputes and concerns over slowing global growth contributed to pockets of equity volatility in July and August.

Fixed-income indices generally rose during the six months. During its May meeting, the Fed reiterated its patient stance regarding future interest-rate hikes and its willingness to take action to support economic growth rates. At the end of July, the Fed cut the federal funds rate by 25 basis points. Supportive policies from the Fed as well as other global central banks, coupled with high demand for fixed-income instruments throughout much of the six months, led to strong bond market returns.

We remain positive on the near-term economic outlook for the U.S. but will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
September 16, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from March 1, 2019 through August 31, 2019, as provided by Bernard W. Kiernan, Jr., Portfolio Manager

Market and Fund Performance Overview

For the six-month period ended August 31, 2019, Dreyfus BASIC Money Market Fund, Inc. produced an annualized yield of 2.10%. Taking into account the effects of compounding, the fund produced an annualized effective yield of 2.12%.1

Yields of money market instruments moved higher over the reporting period, but the Federal Reserve Board (the “Fed”) implemented one reduction in short-term interest rates amid concerns about the pace of economic growth.

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term, dollar-denominated debt securities, including: securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities; certificates of deposit, time deposits, bankers’ acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches; repurchase agreements, including tri-party repurchase agreements; asset-backed securities; domestic and dollar-denominated foreign commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest; and dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies. The fund’s investments are concentrated in the banking industry because the fund normally invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

When managing the fund, we closely monitor the outlook for economic growth and inflation, follow overseas developments, and consider the posture of the Fed in our decisions as to how to structure the fund. Based upon our economic outlook, we actively manage the fund’s average maturity in looking for opportunities that may present themselves in light of possible changes in interest rates.

The Fed Cuts Rates Amid Growth Concerns

Yields of money market instruments moved higher during the reporting period, but as the pace of economic growth seemed likely to slow, the Fed continued to back away from its hawkish stance on interest rates. In December 2018, prior to the start of the reporting period, the Fed raised the federal funds target rate to 2.25%-2.50%, but quickly announced it would take a more data-dependent approach to future increases. This led many investors to expect more accommodative policy in 2019, and in July 2019, the Fed reduced the federal funds rate by a quarter point to 2.00%-2.25%.

Although economic data was somewhat mixed, the labor market remained strong, and inflation remained subdued. In March 2019, new jobs totaled 153,000 while the unemployment rate remained steady, at 3.8%. The Fed left the federal funds rate unchanged. In April 2019, the economy added 216,000 jobs, and the unemployment rate slipped to 3.6%. The economy grew by 3.1% during the first quarter of 2019, beating expectations,

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

while the core inflation rate as measured by the Personal Consumption Expenditures (PCE) Index, fell to 1.1%, well below the Fed’s inflation target of 2.0%.

In May 2019, job creation plummeted to just 62,000 positions while the unemployment rate remained unchanged at 3.6%. In June 2019, the economy added 178,000 jobs, and the jobless rate edged up to 3.7%. July 2019 saw 166,000 new jobs added, and unemployment remained unchanged. Economic growth in the second quarter of 2019 slipped to just 2.0%, but the PCE Index jumped to 1.9%. In August 2019, the economy added an estimated 168,000 jobs and the unemployment rate stayed steady.

The Fed Reduces Rates, More Cuts Expected

The Fed moved away from its hawkish stance on interest rates during the reporting period, saying that it would take a more data-dependent approach, and in August 2019 it lowered the federal funds rate by a quarter point to 2.00%-2.25%. As interest rates rose early in the reporting period, we maintained the fund’s weighted-average maturity in a range that was modestly shorter than industry averages. This strategy was intended to capture potential higher yields as they became available. As rates have fallen, we have managed the fund with the expectation that the Fed will cut the federal funds rate by a quarter point at its September 2019 meeting. As always, we have retained our longstanding focus on quality and liquidity.

September 16, 2019

1 Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results. Yields fluctuate. BNY Mellon Investment Adviser, Inc. has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund so that total annual fund operating expenses do not exceed 0.45%. BNY Mellon Investment Adviser, Inc. may terminate the agreement upon at least 90 days’ prior notice to investors, but has committed not to do so until at least July 1, 2020.

You could lose money by investing in a money market fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Short-term corporate, asset-backed and municipal securities holdings (as applicable), while rated in the highest rating category by one or more nationally recognized statistical rating organizations (NRSROs) (or unrated, if deemed of comparable quality by the investment adviser), involve credit and liquidity risks and risk of principal loss.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. If your account balance is less than $50,000, your account may be subject to exchange fees, account closeout fees, and wire and TeleTransfer redemption fees each in the amount of $5.00. None of these fees are shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC Money Market Fund, Inc. from March 1, 2019 to August 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended August 31, 2019

Expense paid per $1,000†	$2.27
Ending value (after expenses)	$1,010.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended August 31, 2019

Expense paid per $1,000†	$2.29
Ending value (after expenses)	$1,022.87
† Expenses are equal to the fund‘s annualized expense ratio of .45, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
August 31, 2019 (Unaudited)

Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)		Value ($)
Asset-Backed Commercial Paper - 10.7%
Antalis	2.35	10/16/19	5,000,000	[a,b]	4,985,562
Charta	2.18	10/31/19	6,000,000	[a,b]	5,978,600
Collateralized Commercial Paper FLEX	2.24	1/6/20	5,000,000	[a,b]	4,961,371
Total Asset-Backed Commercial Paper (cost $15,925,533)			15,925,533
Commercial Paper - 30.1%
ASB Finance, 3 Month LIBOR +.22%	2.41	11/8/19	2,000,000	[a,c]	2,000,956
Commonwealth Bank of Australia, 3 Month LIBOR +.10%	2.41	10/4/19	5,000,000	[a,c]	4,999,943
Credit Suisse	2.68	9/3/19	2,000,000	[b]	1,999,707
Federation Des Caisses Desjardins Du Quebec	2.25	1/17/20	6,000,000	[a,b]	5,949,400
Lloyds Bank, 3 Month LIBOR +.02%	2.14	11/29/19	5,000,000	[c]	5,000,000
Prudential Funding	2.14	9/4/19	7,000,000	[b]	6,998,769
Royal Bank of Canada, 3 Month LIBOR +.09%	2.37	10/24/19	7,000,000	[a,c]	7,000,000
Swedbank	2.67	11/4/19	7,000,000	[b]	6,967,395
Toronto-Dominion Bank, 3 Month LIBOR +.10%	2.55	9/11/19	4,000,000	[a,c]	4,000,000
Total Commercial Paper (cost $44,916,170)			44,916,170
Negotiable Bank Certificates of Deposit - 25.5%
Banco Santander	2.30	10/16/19	7,000,000	[a]	7,000,000
Bank of Montreal, 3 Month LIBOR +.06%	2.35	11/4/19	4,000,000	[c]	4,000,000
Canadian Imperial Bank of Commerce, 1 Month LIBOR +.18%	2.38	9/16/19	4,000,000	[c]	4,000,000
Credit Suisse, 1 Month SOFR +.18%	2.34	2/3/20	5,000,000	[c]	5,000,000
Oversea Chinese Banking	2.58	10/2/19	1,000,000	[a]	1,000,000
Skandinaviska Enskilda Banken, 1 Month LIBOR +.11%	2.26	9/26/19	2,000,000	[c]	2,000,000
Sumitomo Mitsui Trust Bank	2.25	1/6/20	2,000,000		2,000,000
Sumitomo Mitsui Trust Bank	2.37	10/2/19	5,000,000		5,000,000
Svenska Handelsbanken, 1 Month LIBOR +.10%	2.30	9/16/19	5,000,000	[c]	5,000,000
Toronto-Dominion Bank	2.21	2/27/20	3,000,000	[a]	3,000,000
Total Negotiable Bank Certificates of Deposit (cost $38,000,000)			38,000,000
Time Deposits - 8.7%
Australia & New Zealand Banking Group (Cayman)	2.11	9/3/19	7,000,000		7,000,000

Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)	Value ($)
Time Deposits - 8.7% (continued)
Credit Industriel Et Commercial (Cayman)	2.07	9/3/19	6,000,000	6,000,000
Total Time Deposits (cost $13,000,000)			13,000,000
Repurchase Agreements - 24.8%
Bank of Nova Scotia, Tri-Party Agreement thru BNY Mellon, dated 8/30/19 due at maturity date in the amount of $7,001,672 (fully collateralized by original par $6,581,474 U.S. Treasuries (including strips) 0.00%-7.25% due 9/12/2019-8/15/2048 value $7,140,000)	2.15	9/3/19	7,000,000	7,000,000
Fixed Income Clearing, Tri-Party Agreement thru State Street, dated 8/30/19 due at maturity date in the amount of $30,007,200 (fully collateralized by original par $29,690,000 U.S. Treasuries (including strips) 2.63% due 12/15/2021 value $30,601,335)	2.16	9/3/19	30,000,000	30,000,000
Total Repurchase Agreements (cost $37,000,000)			37,000,000
Total Investments (cost $148,841,703)			99.8%	148,841,703
Cash and Receivables (Net)			.2%	259,062
Net Assets			100.0%	149,100,765

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2019, these securities amounted to $50,875,832 or 34.12% of net assets.

b Security is a discount security. Income is recognized through the accretion of discount.

c Variable rate security—rate shown is the interest rate in effect at period end. Date shown represents the earlier of the next interest reset date or ultimate maturity date.

Portfolio Summary (Unaudited) †	Value (%)
Banks	73.7
Repurchase Agreements	24.8
Diversified Financials	1.3
99.8

† Based on net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2019 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including repurchase agreements of $37,000,000) —Note 1(b)	148,841,703	148,841,703
Cash		110,094
Interest receivable		174,798
Receivable for shares of Common Stock subscribed		55,732
Prepaid expenses		17,634
		149,199,961
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 2(b)		49,098
Payable for shares of Common Stock redeemed		7,261
Directors fees and expenses payable		1,379
Other accrued expenses		41,458
		99,196
Net Assets ($)		149,100,765
Composition of Net Assets ($):
Paid-in capital		149,100,567
Total distributable earnings (loss)		198
Net Assets ($)		149,100,765

Shares Outstanding
(3 billion shares of $.001 par value Common Stock authorized)	149,128,004
Net Asset Value Per Share ($)	1.00

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended August 31, 2019 (Unaudited)

Investment Income ($):
Interest Income	1,909,227
Expenses:
Management fee—Note 2(a)	374,167
Shareholder servicing costs—Note 2(b)	87,007
Professional fees	36,845
Registration fees	16,529
Prospectus and shareholders’ reports	7,632
Directors’ fees and expenses—Note 2(c)	6,841
Custodian fees—Note 2(b)	1,146
Miscellaneous	9,688
Total Expenses	539,855
Less—reduction in expenses due to undertaking—Note 2(a)	(202,204)
Net Expenses	337,651
Investment Income—Net, representing net increase in net assets resulting from operations	1,571,576

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
Operations ($):
Investment income—net	1,571,576	2,451,147
Net realized gain (loss) on investments	-	198
Net Increase (Decrease) in Net Assets Resulting from Operations	1,571,576	2,451,345
Distributions ($):
Distributions to shareholders	(1,571,576)	(2,451,147)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	23,619,635	53,524,247
Distributions reinvested	1,534,924	2,385,836
Cost of shares redeemed	(22,707,986)	(36,417,383)
Increase (Decrease) in Net Assets from Capital Stock Transactions	2,446,573	19,492,700
Total Increase (Decrease) in Net Assets	2,446,573	19,492,898
Net Assets ($):
Beginning of Period	146,654,192	127,161,294
End of Period	149,100,765	146,654,192

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
August 31, 2019		Year Ended February 28/29,
(Unaudited)		2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.011	.018	.008	.002	.000[a]	.000[a]
Distributions:
Dividends from investment income—net	(.011)	(.018)	(.008)	(.002)	(.000)[a]	(.000)[a]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	1.06[b]	1.83	.83	.24	.01	.00[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.72[d]	.79	.78	.77	.77	.72
Ratio of net expenses to average net assets	.45[d]	.44	.44	.44	.25	.17
Ratio of net investment income to average net assets	2.10[d]	1.83	.82	.23	.01	.00[c]
Net Assets, end of period ($ x 1,000)	149,101	146,654	127,161	141,657	188,236	206,455

a Amount represents less than $.001 per share.

b Not annualized.

c Amount represents less than .01%.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC Money Market Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

Effective June 3, 2019, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

The fund operates as a “retail money market fund” as that term is defined in Rule 2a-7 under the Act (a “Retail Fund”). It is the fund’s policy to maintain a constant net asset value (“NAV”) per share of $1.00, and the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a constant NAV per share of $1.00. As a Retail Fund, the fund may, or in certain circumstances, must impose a fee upon the sale of shares or may temporarily suspend redemptions if the fund’s weekly liquid assets fall below required minimums because of market conditions or other factors.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate fair market value, the fair value of the portfolio securities will be determined by procedures established by and under the general oversight of the fund’s Board of Directors (the “Board”).

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2019 in valuing the fund’s investments:

Valuation Inputs	Short-Term Investments ($)†
Level 1 - Unadjusted Quoted Prices	-
Level 2 - Other Significant Observable Inputs	148,841,703
Level 3 - Significant Unobservable Inputs	-
Total	148,841,703

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller. The collateral is held on behalf of the fund by the tri-party administrator with respect to any tri-party agreement. The fund may also jointly enter into one or more repurchase agreements with other funds managed by the Adviser in accordance with an exemptive order granted by the SEC pursuant to section 17(d) and Rule 17d-1 under the Act. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

(c) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended February 28, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended February 28, 2019 was all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At August 31, 2019, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

(e) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date.

Also effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2017-08 and ASU 2018-13 had no impact on the operations of the fund for the period ended August 31, 2019.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed to waive receipt of its fees and/or assume the direct expenses of the fund so that total annual fund operating expenses do not exceed .45% of the value of the fund’s average daily net assets. The Adviser may terminate this undertaking agreement upon at least 90 days’ prior notice to shareholders, but has committed not to do so until at least July 1, 2020. The reduction in expenses, pursuant to the undertaking, amounted to $202,204 during the period ended August 31, 2019.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor at an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2019, the fund was charged $58,559 pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees and the fund has an arrangement with the custodian to receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended August 31, 2019, the fund was charged $23,625 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended August 31, 2019, the fund was charged $1,146 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended August 31, 2019, the fund was charged $626 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended August 31, 2019, the fund was charged $5,770 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees $63,132, custodian fees $6,077, Chief Compliance Officer fees $2,252 and transfer agency fees $11,950, which are offset against an expense reimbursement currently in effect in the amount of $34,313.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on August 6, 2019, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended June 30, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s gross total return performance (before fees and expenses) was at or above the Performance Group median for all periods except the ten-year period when it was three basis points below the Performance Group median and was at, above or within four basis points of the Performance Universe median for the various periods. The fund’s net total return performance (after fees and expenses) was above the Performance Group and Performance Universe medians for all periods.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians.

Representatives of the Adviser stated that the Adviser has contractually agreed, until July 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that total annual fund operating expenses do not exceed 0.45% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by the Adviser. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance measures; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

For More Information

Dreyfus BASIC Money Market Fund, Inc.
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbol:	DBAXX

Telephone Call your representative or 1-800-373-9387

Mail BNY Mellon Family of Funds to: BNY Mellon Institutional Services, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to instserv@bnymellon.com

Internet Access Dreyfus Money Market Funds at www.dreyfus.com

The fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website for a period of five months. The fund files a monthly schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-MFP. The fund’s Forms N-MFP are available on the SEC’s website at www.sec.gov.

Information regarding how the fund voted proxies related to portfolio securities for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 0123SA0819

Item 2.          Code of Ethics.

                       Not applicable.

Item 3.          Audit Committee Financial Expert.

                       Not applicable.

Item 4.          Principal Accountant Fees and Services.

                       Not applicable.

Item 5.          Audit Committee of Listed Registrants.

                       Not applicable.

Item 6.          Investments.

(a)                  Not applicable.

Item 7.          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                       Not applicable.

Item 8.          Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.          Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                       Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                       There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)          The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)          There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.               Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus BASIC Money Market Fund, Inc.

By:         /s/ Renee LaRoche-Morris

               Renee LaRoche-Morris

               President (Principal Executive Officer)

Date:      October 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Renee LaRoche-Morris

               Renee LaRoche-Morris

               President (Principal Executive Officer)

Date:      October 25, 2019

By:         /s/ James Windels

               James Windels

               Treasurer (Principal Financial Officer)

Date:      October 25, 2019

EXHIBIT INDEX

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)